UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2016

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 415.418.7506
______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2016, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also issued a letter to its shareholders announcing its financial results for the quarter ended September 30, 2016 (the “Shareholder Letter”).  The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2016, the Board of Directors of the Company (the “Board”) appointed Adrian McDermott, age 47, as its President of Products. Mr. McDermott served as the Company’s Senior Vice President, Product Development, from July 2010 until his appointment as President of Products. Mr. McDermott holds a B.Sc. in computer science from De Montfort University.

There are no arrangements or understandings between Mr. McDermott and any other persons pursuant to which he was selected as President of Products. There are also no family relationships between Mr. McDermott and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2016, the Board approved an amendment and restatement of the Company’s Amended and Restated By-laws, effectively immediately. The Company’s Amended and Restated By-laws were amended and restated to, among other things, (1) clarify the roles and responsibilities of the Chief Executive Officer of the Company with respect to certain matters, and (2) expressly permit the appointment of more than one President of the Company, as determined by the Board in its discretion.

The foregoing summary of the Amended and Restated By-laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated By-laws which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On November 1, 2016, Mikkel Svane, Chief Executive Officer of the Company, will make the graphic included with this Current Report on Form 8-K as Exhibit 99.3 available to the public. This graphic will also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1      Amended and Restated By-laws of Zendesk, Inc., adopted October 27, 2016.
99.1    Press Release issued by Zendesk, Inc., dated November 1, 2016.
99.2    Letter to Shareholders, dated November 1, 2016.
99.3    November 2016 Update, dated November 1, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
November 1, 2016

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated By-laws of Zendesk, Inc., adopted October 27, 2016.
99.1	Press Release issued by Zendesk, Inc., dated November 1, 2016.
99.2	Letter to Shareholders, dated November 1, 2016.
99.3	November 2016 Update, dated November 1, 2016.